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                                                                    EXHIBIT 27.6






                            CONSENT OF COUNSEL


      We herby consent to the reference to us in the Prospectus constituting part of this Form SB-2 Registration Statement for Mirenco, Inc., under the caption "Legal Matters."




                                                 DUNCAN, BLUM & ASSOCIATES


Bethesda, Maryland
July 10, 2000